TECHNE CORPORATION


                            CERTIFICATION PURSUANT TO
                              18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Techne Corporation (the "Company") on Form 10-Q for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas E. Oland, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                           /s/ Thomas E. Oland
                                           -------------------------
                                           Chief Executive Officer and
                                           Chief Financial Officer
                                           February 13, 2004